Exhibit 99.2

Supplemental Investor Package
___________________________________________________
Fourth Quarter and
Full Year 2013

Investor Contact:
Jennifer DiBerardino
Senior Vice President, Investor Relations and Treasurer
Tel: 973-948-1364
jennifer.diberardino@selective.com

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Selected Balance Sheet Data
(unaudited)

	December 31,				December 31,
($ in thousands, except per share data)	2013				2012
				Unrecognized/				Unrecognized/
	Balance		Market	Unrealized	Balance		Market	Unrealized
	Sheet		Value	Gain/(Loss)	Sheet		Value	Gain/(Loss)
Invested Assets:
Corporate bonds 1	$2,595,256		2,601,556	27,812	$2,239,284		2,250,536	110,822
Government and Municipal bonds	1,513,159		1,530,961	38,106	1,610,798		1,640,138	99,026
Total bonds	4,108,415		4,132,517	65,918	3,850,082		3,890,674	209,848
Equities	192,771		192,771	37,420	151,382		151,382	18,941
Short-term investments	174,251		174,251	-	214,479		214,479	-
Other investments	107,875		107,875	-	114,076		114,076	-
Total invested assets	4,583,312		4,607,414	103,338	4,330,019		4,370,611	228,789

Invested assets per $ of stockholders' equity	3.97				3.97

Total assets	6,270,170				6,794,216

Liabilities:
Reserve for losses and loss expenses	3,349,770				4,068,941
Unearned premium reserve	1,059,155				974,706

Total liabilities	5,116,242				5,703,624

Stockholders' equity	1,153,928				1,090,592

Total debt to capitalization ratio	25.4%				22.0%
Adjusted total debt to capitalization ratio 2	25.4%				15.6%

Book value per share	20.63				19.77

Book value per share excluding
unrealized gain or loss on bond portfolio	20.15				17.78

NPW per insurance segment employee 3	908				842

Statutory premiums to surplus ratio	1.4	x			1.6	x

Statutory surplus	1,256,431				1,050,107

1 Includes mortgage-backed and asset-backed securities.
2 For December 31, 2012, the adjusted debt to capitalization ratio reflects an estimated equity treatment of 90% applied to our $100 million Junior Subordinated Notes issued September 25, 2006 as applied by A.M. Best. This debt was paid off in March of 2013, eliminating its effect on equity.

3 Prior year amounts have been restated to include the impact of E&S

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Selected Income Statement Data
(unaudited)

		THREE MONTHS ENDED December 31,				TWELVE MONTHS ENDED December 31,
($ in thousands, except per share amounts)		2013		2012		2013		2012
			Per diluted share		Per diluted share		Per diluted share		Per diluted share
Consolidated
Revenue		$488,034		$448,975		1,903,741		$1,734,102
Operating income (loss)		26,120	0.45	(2,293)	(0.04)	93,939	1.65	32,121	0.58
Net realized (losses) gains, after tax		(785)	(0.01)	3,601	0.06	13,476	0.24	5,842	0.10
Income from continuing operations		25,335	0.44	1,308	0.02	107,415	1.89	37,963	0.68
Loss on discontinued operations, after tax		-	-	-	-	(997)	(0.02)	-	-
Net income		25,335	0.44	1,308	0.02	106,418	1.87	37,963	0.68
Operating return on equity		9.2%		-0.8%		8.4%		3.0%

Total Insurance Operations
Gross premiums written		491,675		457,464		2,177,443		2,006,605
Net premiums written		405,110		370,630		1,810,159		1,666,883
Net premiums earned		451,312		406,853		1,736,072		1,584,119
Underwriting gain (loss)	- before tax	11,971		(36,543)		38,766		(64,007)
	- after tax	7,781	0.14	(23,753)	(0.42)	25,198	0.44	(41,605)	(0.74)
GAAP combined ratio		97.3%		109.0%		97.8%		104.0%

Total Standard lines
Net premiums earned		418,189		378,041		1,610,951		1,504,890
GAAP combined ratio		96.8%		108.6%		97.4%		103.0%
Standard Commercial lines
Net premiums earned		345,155		308,856		1,316,619		1,225,335
GAAP combined ratio		97.3%		108.5%		97.4%		103.3%
Standard Personal lines
Net premiums earned		73,034		69,185		294,332		279,555
GAAP combined ratio		94.1%		109.3%		97.1%		101.3%
Excess and Surplus lines
Net premiums earned		33,123		28,812		125,121		79,229
GAAP combined ratio		104.7%		113.4%		103.0%		124.7%

Investments
Net investment income	- before tax	35,313		34,593		134,643		131,877
	- after tax	26,361	0.46	26,286	0.47	101,410	1.79	100,265	1.79
Effective tax rate		25.4%		24.0%		24.7%		24.0%
Annual after-tax yield on investment portfolio						2.3%		2.4%
Annual after-tax, after-interest expense yield						1.9%		2.1%
Invested assets per $ of stockholders' equity						3.97		3.97

Other expenses (net of other income)
Interest expense	- before tax	(5,567)		(4,724)		(22,538)		(18,872)
	- after tax	(3,619)	(0.06)	(3,071)	(0.05)	(14,650)	(0.26)	(12,267)	(0.22)

Other Expense - after tax		$(4,403)	(0.09)	$(1,755)	(0.04)	(18,019)	(0.32)	$(14,272)	(0.25)

Diluted weighted avg shares outstanding		57,065		56,128		56,810		55,933

Selective Insurance Group, Inc. & Consolidated Subsidiaries
GAAP Insurance Operations Results

Fourth Quarter
($ in thousands)	Quarter Ended December 31, 2013					Quarter Ended December 31, 2012

	Standard Commercial Lines	Standard Personal Lines	Total Standard Lines	Excess & Surplus Lines	Grand Total	Standard Commercial Lines	Standard Personal Lines	Total Standard Lines	Excess & Surplus Lines	Grand Total
Net Premiums Written	300,527	69,542	370,069	35,041	405,110	273,170	68,061	341,231	29,399	370,630
Net Premiums Earned	345,155	73,034	418,189	33,123	451,312	308,856	69,185	378,041	28,812	406,853
Loss and Loss Expenses Incurred	217,035	48,728	265,763	23,215	288,978	231,041	54,316	285,357	22,573	307,930
Net Underwriting Expenses Incurred	118,004	20,021	138,025	11,457	149,482	103,465	21,286	124,751	10,096	134,847
Dividends to Policyholders	881	-	881	-	881	619	-	619	-	619
GAAP Underwriting Gain (Loss)	9,235	4,285	13,520	(1,549)	11,971	(26,269)	(6,417)	(32,686)	(3,857)	(36,543)

GAAP Ratios
Loss and Loss Expense Ratio	62.9%	66.7%	63.6%	70.1%	64.0%	74.8%	78.5%	75.5%	78.3%	75.7%
Underwriting Expense Ratio	34.1%	27.4%	33.0%	34.6%	33.1%	33.5%	30.8%	32.9%	35.1%	33.1%
Dividends to Policyholders Ratio	0.3%	0.0%	0.2%	0.0%	0.2%	0.2%	0.0%	0.2%	0.0%	0.2%
Combined Ratio	97.3%	94.1%	96.8%	104.7%	97.3%	108.5%	109.3%	108.6%	113.4%	109.0%

Year to Date
($ in thousands)	Year to Date December 31, 2013					Year to Date December 31, 2012

	Standard Commercial Lines	Standard Personal Lines	Total Standard Lines	Excess & Surplus Lines	Grand Total	Standard Commercial Lines	Standard Personal Lines	Total Standard Lines	Excess & Surplus Lines	Grand Total
Net Premiums Written	1,380,740	297,757	1,678,497	131,662	1,810,159	1,263,738	289,848	1,553,586	113,297	1,666,883
Net Premiums Earned	1,316,619	294,332	1,610,951	125,121	1,736,072	1,225,335	279,555	1,504,890	79,229	1,584,119
Loss and Loss Expenses Incurred	831,261	206,450	1,037,711	84,027	1,121,738	853,143	204,644	1,057,787	63,203	1,120,990
Net Underwriting Expenses Incurred	447,228	79,237	526,465	44,829	571,294	409,679	78,425	488,104	35,584	523,688
Dividends to Policyholders	4,274	-	4,274	-	4,274	3,448	-	3,448	-	3,448
GAAP Underwriting Gain (Loss)	33,856	8,645	42,501	(3,735)	38,766	(40,935)	(3,514)	(44,449)	(19,558)	(64,007)

GAAP Ratios
Loss and Loss Expense Ratio	63.1%	70.1%	64.4%	67.2%	64.6%	69.6%	73.2%	70.3%	79.8%	70.8%
Underwriting Expense Ratio	34.0%	27.0%	32.7%	35.8%	33.0%	33.4%	28.1%	32.5%	44.9%	33.0%
Dividends to Policyholders Ratio	0.3%	0.0%	0.3%	0.0%	0.2%	0.3%	0.0%	0.2%	0.0%	0.2%
Combined Ratio	97.4%	97.1%	97.4%	103.0%	97.8%	103.3%	101.3%	103.0%	124.7%	104.0%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
GAAP Investment Income
December 2013 (unaudited)

	For the three months ended		%	Year to Date		%
	December	December	Increase	December	December	Increase
($ in thousands, except per share data)	2013	2012	(Decrease)	2013	2012	(Decrease)
Investment Income:
Interest:
Fixed Maturity Securities	30,626	30,739	(0.4)	121,582	124,687	(2.5)
Short-term	15	48	(68.8)	117	151	(22.5)
Other Investments:
Alternative Investments	5,098	3,995	27.6	15,846	10,391	52.5
Other	-	(459)	100.0	(638)	(1,395)	54.3
Dividends	1,718	2,430	(29.3)	6,140	6,215	(1.2)
Miscellaneous	-	(105)	100.0	-	-	-
	37,457	36,648	2.2	143,047	140,049	2.1

Investment Expense	2,144	2,055	4.3	8,404	8,172	2.8

Net Investment Income Before Tax	35,313	34,593	2.1	134,643	131,877	2.1

Tax	8,952	8,307	7.8	33,233	31,612	5.1

Net Investment Income After Tax	$26,361	26,286	0.3	$101,410	100,265	1.1

Net Investment Income per Share	$0.46	0.47	(2.1)	$1.79	1.79	0.0

Effective Tax Rate	25.4%	24.0%		24.7%	24.0%

Average Yields :

Fixed Maturity Securities:
Pre Tax				3.06%	3.34%
After Tax				2.31%	2.53%

Portfolio:
Pre Tax				3.02%	3.12%
After Tax				2.28%	2.38%

	For the three months ended:			Year to date:
	December	December		December	December
Net Realized Gains (Losses)	2013	2012		2013	2012
Fixed Maturities	831	1,204		3,019	2,867
Equity Securities	(1,919)	4,736		20,620	6,522
Short Term	-	-		-	(2)
Other Investments	(120)	(400)		(2,907)	(399)

Total	(1,208)	5,540		20,732	8,988
Net of Tax	(785)	3,601		13,476	5,842

As of December 31, 2013 year-to-date new money rates for fixed maturity securities were 1.98% on a pre-tax basis and 1.43% on an after tax-basis.

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
2013 Statutory Results by Line of Business
Fourth Quarter 2013 (unaudited)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
($ in thousands)	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2013	2012	Gain/(Loss)
Standard Personal Lines:

Homeowners	$32,071	15.6%	$32,781	20.7%	41.4%	9.9%	33.8%	0.0%	85.1%	159.8%	$5,139
Auto	35,121	(4.2)%	37,937	(1.4)%	71.4%	9.6%	34.2%	0.0%	115.1%	118.9%	(4,750)
Other (including flood)	3,714	1.2%	3,681	4.4%	38.8%	8.5%	(66.8)%	0.0%	(19.5)%	(413.5)%	4,416
Total	$70,907	4.2%	$74,399	7.5%	56.5%	9.0%	29.4%	0.0%	94.9%	107.7%	$4,806

Standard Commercial Lines:

Commercial property	$51,025	13.8%	$59,056	17.2%	36.7%	5.0%	41.1%	0.0%	82.7%	116.4%	$13,516
Workers compensation	62,680	9.0%	70,163	9.6%	76.6%	19.5%	30.2%	1.1%	127.3%	119.2%	(16,878)
General liability	90,741	10.6%	106,928	10.4%	39.6%	21.0%	37.9%	0.0%	98.5%	108.3%	7,693
Auto	68,055	6.0%	80,804	10.3%	51.6%	8.3%	36.6%	0.0%	96.4%	100.2%	7,576
Business owners policies	21,544	18.9%	20,303	22.4%	48.3%	4.0%	37.7%	0.0%	90.0%	145.2%	1,560
Bonds	3,623	(5.6)%	4,756	(1.2)%	13.7%	10.0%	76.7%	0.0%	100.4%	64.1%	851
Other	2,858	6.6%	3,144	6.9%	(1.0)%	0.3%	55.3%	0.0%	54.6%	48.8%	1,585
Total	$300,527	10.0%	$345,153	11.8%	49.2%	13.6%	37.1%	0.3%	100.2%	110.7%	$15,902

Total Standard Operations	$371,433	8.9%	$419,553	11.0%	50.5%	12.8%	35.7%	0.2%	99.2%	110.0%	$20,708

E&S	35,042	20.2%	33,124	16.0%	52.8%	17.4%	35.4%	0.0%	105.6%	114.8%	(2,550)

Total Insurance Operations	$406,475	9.7%	$452,677	11.3%	50.7%	13.1%	35.6%	0.2%	99.6%	110.4%	$18,157

Note: Some amounts may not foot due to rounding.

		2013	2012
	Losses Paid	$204,847	$248,663
	LAE Paid	51,322	29,828
	Total Paid	$256,169	$278,491

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
2013 Statutory Results by Line of Business
December 2013 YTD (unaudited)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
($ in thousands)	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2013	2012	Gain/(Loss)
Standard Personal Lines:

Homeowners	$132,197	8.8%	$127,991	12.4%	52.5%	9.7%	32.8%	0.0%	95.0%	109.3%	$5,061
Auto	152,661	(0.8)%	153,370	0.8%	67.5%	11.5%	31.1%	0.0%	110.1%	113.0%	(15,301)
Other (including flood)	14,263	(1.1)%	14,336	5.7%	52.4%	8.7%	(91.0)%	0.0%	(29.9)%	(108.6)%	18,575
Total	$299,122	3.2%	$295,697	5.8%	60.3%	9.6%	27.0%	0.0%	96.9%	100.7%	$8,334

Standard Commercial Lines:

Commerical property	$237,556	11.4%	$224,412	10.9%	36.0%	5.5%	37.4%	0.0%	78.9%	99.1%	$42,479
Workers compensation	277,135	5.1%	267,612	2.1%	75.0%	16.7%	27.3%	1.6%	120.6%	114.5%	(57,778)
General liability	426,244	9.9%	405,322	8.6%	43.8%	18.2%	34.1%	0.0%	96.2%	102.7%	8,347
Auto	325,895	10.2%	310,994	8.0%	56.1%	8.3%	32.1%	0.0%	96.4%	97.1%	6,513
Business owners policies	82,167	13.3%	77,097	12.6%	39.0%	8.5%	39.1%	0.0%	86.6%	112.0%	8,339
Bonds	19,186	2.9%	19,000	0.6%	13.7%	6.1%	63.8%	0.0%	83.5%	80.5%	3,019
Other	12,556	5.0%	12,181	0.3%	(0.4)%	0.4%	48.5%	0.0%	48.5%	46.1%	6,092
Total	$1,380,740	9.3%	$1,316,618	7.4%	50.6%	12.5%	33.7%	0.3%	97.1%	103.0%	$17,011

Total Standard Operations	$1,679,862	8.1%	$1,612,315	7.1%	52.3%	12.0%	32.5%	0.3%	97.1%	102.5%	$25,345

E&S	131,662	16.5%	125,122	58.4%	50.9%	16.3%	35.7%	0.0%	102.9%	118.8%	$(5,905)

Total Insurance Operations	$1,811,524	8.7%	$1,737,437	9.7%	52.2%	12.3%	32.8%	0.2%	97.5%	103.5%	$19,439

Note: Some amounts may not foot due to rounding.

		2013	2012
	Losses Paid	$793,495	$899,619
	LAE Paid	184,870	157,717
	Total Paid	$978,365	$1,057,336

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
2013 Net Catastrophe Losses and Prior Year Casualty Reserve Development
Statutory Results by Line of Business
(unaudited)

	Quarter ended				Year Ended
Net Catastrophe Losses Incurred	December 31, 2013		December 31, 2012		December 31, 2013		December 31, 2012
($ in thousands)	Loss and Loss Expense Incurred	Impact on Loss Ratio	Loss and Loss Expense Incurred	Impact on Loss Ratio	Loss and Loss Expense Incurred	Impact on Loss Ratio	Loss and Loss Expense Incurred	Impact on Loss Ratio

Standard Personal Lines	$2,668	3.6%	$24,078	34.8%	$19,807	6.7%	$40,490	14.5%

Standard Commercial Lines	$10,882	3.2%	$27,313	8.8%	$23,010	1.7%	$56,419	4.6%

Total Standard Operations	$13,550	3.2%	$51,391	13.6%	$42,817	2.7%	$96,909	6.4%

E&S	$755	2.3%	$555	1.9%	$4,598	3.7%	$1,698	2.1%

Total Insurance Operations	$14,305	3.2%	$51,946	12.8%	$47,415	2.7%	$98,607	6.2%

Prior Year Casualty Reserve Development	Quarter ended				Year Ended
(Favorable) / Unfavorable	December 31, 2013		December 31, 2012		December 31, 2013		December 31, 2012
($ in thousands)	Loss and Loss Expense Incurred	Impact on Loss Ratio	Loss and Loss Expense Incurred	Impact on Loss Ratio	Loss and Loss Expense Incurred	Impact on Loss Ratio	Loss and Loss Expense Incurred	Impact on Loss Ratio

Standard Personal Lines	$(2,000)	(2.7)%	$(2,000)	(2.9)%	$(5,500)	(1.9)%	$(6,500)	(2.3)%

Standard Commercial Lines	$(5,500)	(1.6)%	$-	0.0%	$(11,500)	(0.9)%	$(10,500)	(0.9)%

Total Standard Operations	$(7,500)	(1.8)%	$(2,000)	(0.5)%	$(17,000)	(1.0)%	$(17,000)	(1.1)%

E&S	$-	0.0%	$-	0.0%	$2,500	2.0%	$-	0.0%

Total Insurance Operations	$(7,500)	(1.7)%	$(2,000)	(0.5)%	$(14,500)	(0.8)%	$(17,000)	(1.1)%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Consolidated Balance Sheets
December 31,	Unaudited
($ in thousands)	2013	2012
ASSETS
Investments:
Fixed maturity securities, held-to-maturity – at carrying value (fair value: $416,981 – 2013; $594,661 – 2012)	$392,879	554,069
Fixed maturity securities, available-for-sale – at fair value (amortized cost: $3,675,977 – 2013; $3,130,683 – 2012)	3,715,536	3,296,013
Equity securities, available-for-sale – at fair value (cost of: $155,350– 2013; $132,441 – 2012)	192,771	151,382
Short-term investments (at cost which approximates fair value)	174,251	214,479
Other investments	107,875	114,076
Total investments	4,583,312	4,330,019
Cash	193	210
Interest and dividends due or accrued	37,382	35,984
Premiums receivable, net of allowance for uncollectible accounts of: $4,442– 2013; $3,906– 2012	524,870	484,388
Reinsurance recoverable, net	550,897	1,421,109
Prepaid reinsurance premiums	143,000	132,637
Current federal income tax	512	2,569
Deferred federal income tax	122,613	119,136
Property and equipment – at cost, net of accumulated depreciation and amortization of: $179,192 – 2013; $169,428 – 2012	50,834	47,131
Deferred policy acquisition costs	172,981	155,523
Goodwill	7,849	7,849
Other assets	75,727	57,661
Total assets	$6,270,170	6,794,216

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for losses and loss expenses	$3,349,770	4,068,941
Unearned premiums	1,059,155	974,706
Notes payable	392,414	307,387
Accrued salaries and benefits	111,427	152,396
Other liabilities	203,476	200,194
Total liabilities	$5,116,242	5,703,624

Stockholders’ Equity:
Preferred stock of $0 par value per share:
Authorized shares 5,000,000; no shares issued or outstanding	$—	—
Common stock of $2 par value per share:
Authorized shares: 360,000,000
Issued: 99,120,235 – 2013; 98,194,224 – 2012	198,240	196,388
Additional paid-in capital	288,182	270,654
Retained earnings	1,202,015	1,125,154
Accumulated other comprehensive income	24,851	54,040
Treasury stock – at cost (shares: 43,198,622 – 2013; 43,030,776 – 2012)	(559,360)	(555,644)
Total stockholders’ equity	1,153,928	1,090,592
Commitments and contingencies
Total liabilities and stockholders’ equity	$6,270,170	6,794,216

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Consolidated Statements of Income
	Unaudited Quarter ended		Year ended
	December 31,		December 31,
($ in thousands, except per share amounts)	2013	2012	Unaudited 2013	2012
Revenues:
Net premiums earned	$451,312	406,853	1,736,072	1,584,119
Net investment income earned	35,313	34,593	134,643	131,877
Net realized gains:
Net realized investment gains	1,251	6,345	26,375	13,252
Other-than-temporary impairments	(2,459)	(493)	(5,566)	(1,711)
Other-than-temporary impairments on fixed maturity securities recognized in other comprehensive income	-	(312)	(77)	(2,553)
Total net realized (losses) gains	(1,208)	5,540	20,732	8,988
Other income	2,617	1,989	12,294	9,118
Total revenues	488,034	448,975	1,903,741	1,734,102

Expenses:
Losses and loss expenses incurred	288,978	307,930	1,121,738	1,120,990
Policy acquisition costs	151,407	135,117	579,977	526,143
Interest expense	5,567	4,724	22,538	18,872
Other expenses	7,834	6,382	35,686	30,462
Total expenses	453,786	454,153	1,759,939	1,696,467

Income (loss) from continuing operations, before federal income tax	34,248	(5,178)	143,802	37,635

Federal income tax expense (benefit):
Current	4,106	4,057	24,147	5,647
Deferred	4,807	(10,543)	12,240	(5,975)
Total federal income tax expense (benefit)	8,913	(6,486)	36,387	(328)

Net income from continuing operations	25,335	1,308	107,415	37,963

Loss on disposal of discontinued operations, net of tax of
$(538) - 2013	-	-	(997)	-

Net income	$25,335	1,308	106,418	37,963

Earnings per share:
Basic net income from continuing operations	$0.45	0.02	1.93	0.69
Basic net loss from discontinued operations	-	-	(0.02)	-
Basic net income	$0.45	0.02	1.91	0.69

Diluted net income from continuing operations	$0.44	0.02	1.89	0.68
Diluted net loss from discontinued operations	-	-	(0.02)	-
Diluted net income	$0.44	0.02	1.87	0.68

Dividends to stockholders	$0.13	0.13	0.52	0.52

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Consolidated Statements of Comprehensive Income
December 31,	Unaudited
($ in thousands)	2013	2012	2011
Net income	$106,418	37,963	22,033

Other comprehensive income, net of tax:
Unrealized (losses) gains on investment securities:
Unrealized holding (losses) gains arising during period	(54,557)	30,937	45,592
Non-credit portion of other-than-temporary impairments recognized in other comprehensive income	50	1,660	772
Amount reclassified into net income:
Held-to-maturity securities	(1,025)	(1,581)	(1,484)
Non-credit other-than-temporary impairment	9	182	321
Realized gains on available for sale securities	(15,301)	(6,118)	(1,821)
Total unrealized (losses) gains on investment securities	(70,824)	25,080	43,380

Defined benefit pension and post-retirement plans:
Net actuarial gain (loss)	38,775	(17,268)	(10,919)
Amounts reclassified into net income:
Net actuarial loss	2,843	3,837	2,712
Prior service cost	6	97	97
Curtailment expense	11	—	—
Total defined benefit pension and post-retirement plans	41,635	(13,334)	(8,110)
Other comprehensive (loss) income	(29,189)	11,746	35,270
Comprehensive income	$77,229	49,709	57,303

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Consolidated Statements of Stockholders’ Equity
December 31,	Unaudited
($ in thousands)	2013	2012	2011
Common stock:
Beginning of year	$196,388	194,494	192,725
Dividend reinvestment plan (shares: 63,349 – 2013; 90,110 – 2012; 100,383 – 2011)	127	180	201
Stock purchase and compensation plans (shares: 862,662 – 2013; 857,403 – 2012; 783,661 – 2011)	1,725	1,714	1,568
End of year	198,240	196,388	194,494

Additional paid-in capital:
Beginning of year	270,654	257,370	244,613
Dividend reinvestment plan	1,396	1,419	1,417
Stock purchase and compensation plans	16,132	11,865	11,340
End of year	288,182	270,654	257,370

Retained earnings:
Beginning of year	1,125,154	1,116,319	1,123,087
Net income	106,418	37,963	22,033
Dividends to stockholders ($0.52 per share – 2013, 2012, and 2011)	(29,557)	(29,128)	(28,801)
End of year	1,202,015	1,125,154	1,116,319

Accumulated other comprehensive income:
Beginning of year	54,040	42,294	7,024
Other comprehensive (loss) income	(29,189)	11,746	35,270
End of year	24,851	54,040	42,294

Treasury stock:
Beginning of year	(555,644)	(552,149)	(549,408)
Acquisition of treasury stock (shares: 167,846 – 2013; 194,575 – 2012; 149,997 – 2011)	(3,716)	(3,495)	(2,741)
End of year	(559,360)	(555,644)	(552,149)
Total stockholders’ equity	$1,153,928	1,090,592	1,058,328

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Consolidated Statements of Cash Flow
December 31,	Unaudited
($ in thousands)	2013	2012	2011
Operating Activities:
Net Income	$106,418	37,963	22,033

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	43,461	38,693	34,645
Loss on disposal of discontinued operations	997	—	650
Stock-based compensation expense	8,630	6,939	7,422
Undistributed (income) losses of equity method investments	202	1,651	(323)
Net realized (gains) losses	(20,732)	(8,988)	(2,240)
Retirement income plan curtailment expense	16	—	—

Changes in assets and liabilities:
Increase in reserves for losses and loss expenses, net of reinsurance recoverables	151,037	64,763	56,905
Increase in unearned premiums, net of prepaid reinsurance and advance premiums	75,246	82,777	46,334
Decrease (increase) in net federal income taxes	14,834	(7,812)	372
Increase in premiums receivable	(40,482)	(18,094)	(45,116)
Increase in deferred policy acquisition costs	(17,458)	(19,762)	(7,777)
(Increase) decrease in interest and dividends due or accrued	(1,372)	468	633
Increase in accrued salaries and benefits	18,685	6,533	1,521
Increase (decrease) in accrued insurance expenses	14,444	8,831	(636)
Other-net	(17,802)	32,737	8,534
Net adjustments	229,706	188,736	100,924
Net cash provided by operating activities	336,124	226,699	122,957

Investing Activities:
Purchase of fixed maturity securities, available-for-sale	(1,069,387)	(884,911)	(487,813)
Purchase of equity securities, available-for-sale	(118,072)	(83,833)	(150,551)
Purchase of other investments	(9,332)	(12,990)	(16,033)
Purchase of short-term investments	(2,056,576)	(1,735,691)	(1,448,782)
Purchase of subsidiary, net of cash acquired	—	255	(51,728)
Sale of subsidiary	1,225	751	1,152
Sale of fixed maturity securities, available-for-sale	20,126	103,572	146,435
Sale of short-term investments	2,096,805	1,738,255	1,433,441
Redemption and maturities of fixed maturity securities, held-to-maturity	116,584	118,260	177,350
Redemption and maturities of fixed maturity securities, available-for-sale	513,804	439,957	162,796
Sale of equity securities, available-for-sale	115,782	101,740	60,071
Distributions from other investments	12,039	24,801	25,622
Sale of other investments	—	1	16,357
Purchase of property, equipment, and other assets	(14,023)	(12,879)	(11,824)
Net cash used in investing activities	(391,025)	(202,712)	(143,507)

Financing Activities:
Dividends to stockholders	(27,416)	(26,944)	(26,513)
Acquisition of treasury stock	(3,716)	(3,495)	(2,741)
Net proceeds from stock purchase and compensation plans	7,119	4,840	5,011
Proceeds from issuance of notes payable, net of debt issuance costs	178,435	—	—
Proceeds from borrowings	—	—	45,000
Repayment of notes payable	(100,000)	—	—
Excess tax benefits (expense) from share-based payment arrangements	1,545	1,060	(90)
Repayment of capital lease obligations	(1,083)	—	—
Net cash provided by (used in) financing activities	54,884	(24,539)	20,667
Net (decrease) increase in cash	(17)	(552)	117
Cash, beginning of year	210	762	645
Cash, end of year	$193	210	762

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Statutory Balance Sheets
(unaudited)

	December 31,	December 31,
($ in thousands)	2013	2012

ASSETS
Bonds	$4,010,464	3,617,371
Common stocks	192,771	151,382
Affiliated mortgage loan	36,721	37,443
Other investments	173,856	180,110
Short-term investments	158,827	208,845
Total investments	4,572,639	4,195,151

Cash on hand and in banks	(31,186)	(76,957)
Interest and dividends due and accrued	37,267	35,979
Premiums receivable	522,907	482,227
Reinsurance recoverable on paid losses and expenses	10,059	11,354
Deferred tax recoverable	154,320	147,495
EDP equipment	913	1,372
Equities and deposits in pools and associations	9,555	12,734
Receivable for sold securities	7	257
Other assets	30,671	28,541
Total assets	$5,307,152	4,838,153

LIABILITIES
Reserve for losses	$2,341,476	2,226,858
Reinsurance payable on paid loss and loss expense	2,557	2,298
Reserve for loss expenses	455,983	427,560
Unearned premiums	916,155	842,068
Reserve for commissions payable	63,482	52,304
Ceded balances payable	33,721	271
Federal income tax payable	27,749	5,346
Premium and other taxes payable	27,870	24,604
Borrowed money	58,044	58,044
Reserve for dividends to policyholders	2,070	2,665
Reserves for unauthorized reinsurance	2,735	7,498
Payable for securities	-	7,682
Funds withheld on account of others	6,623	11,231
Accrued salaries and benefits	65,053	102,070
Other liabilities	47,203	17,547
Total liabilities	4,050,721	3,788,046

POLICYHOLDERS' SURPLUS
Capital	42,725	42,725
Paid in surplus	492,869	435,744
Unassigned surplus	720,837	571,638
Total policyholders' surplus	1,256,431	1,050,107
Total liabilities and policyholders' surplus	$5,307,152	4,838,153

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Statutory Statements Of Income
(unaudited)

	Three Months Ended December				Twelve Months Ended December
($ in thousands)	2013		2012		2013		2012
UNDERWRITING
Net premiums written	$406,475		370,380		1,811,524		1,666,633

Net premiums earned	452,677		406,603		1,737,437		1,583,869

Net losses paid	204,847		248,663		793,495		899,619
Change in reserve for losses	24,515		35,020		114,618		53,830
Net losses incurred	229,362	50.7%	283,683	69.8%	908,113	52.2%	953,449	60.2%

Net loss expenses paid	51,322		29,828		184,870		157,717
Change in reserve for loss expenses	8,145		(5,941)		28,423		9,019
Net loss expenses incurred	59,467	13.1%	23,887	5.8%	213,293	12.3%	166,736	10.5%

Net underwriting expenses incurred	146,967	36.1%	129,545	35.0%	602,698	33.3%	548,631	32.9%

Total deductions	435,796		437,115		1,724,104		1,668,816
Statutory underwriting gain / (loss)	16,881		(30,512)		13,333		(84,947)

Net loss from premium balances charged off	(676)		(727)		(2,697)		(3,398)
Finance charges and other income	2,834		2,141		13,078		9,694
Total other income	2,158	-0.5%	1,414	-0.4%	10,381	-0.5%	6,296	-0.3%
Policyholders' dividends incurred	(882)	0.2%	(620)	0.2%	(4,275)	0.2%	(3,449)	0.2%
Total underwriting gain / (loss)	18,157	99.6%	(29,718)	110.4%	19,439	97.5%	(82,100)	103.5%

INVESTMENT
Net investment income earned	35,246		35,202		134,866		133,756
Net realized (loss) / gain	(5,200)		5,457		14,593		8,766
Total income before income tax	48,203		10,941		168,898		60,422

Federal income tax expense / (benefit)	3,773		(3,204)		46,710		10,026

Net income	$44,430		14,145		122,188		50,396

Policyholders' Surplus
Surplus, beginning of period	$1,194,797		1,088,494		1,050,107		1,062,707

Net income	44,430		14,145		122,188		50,396
Change in deferred taxes	(11,861)		3,008		(5,657)		7,732
Change in unrealized gains	12,759		(6,020)		16,434		2,599
Dividends to stockholders	(6,685)		(16,378)		(32,129)		(196,091)
Change in cumulative effect of acctg principle	-		-		-		44,296
Paid in common stock	-		100		-		10,400
Paid in surplus	-		-		57,125		130,722
Surplus - transferred to capital	-		(100)		-		(2,000)
Change in reserve for unauthorized	4,764		(5,713)		4,764		(5,713)
Change in non-admitted assets	11,399		(9,593)		27,099		7,165
Change in additional admitted deferred taxes	-		-		-		(44,296)
Change in Overfunded Contra Asset	(503)		-		(11,594)		-
Qual Pen Transitional Liability	8,427		-		(23,605)		-
Excess Plan Transitional Liability	(432)		-		(994)		-
PRL Plan Transitional Liability	242		-		(947)		-
Change in minimum pension liability	-		(17,836)		54,755		(17,836)
Surplus adjustments	(906)		-		(1,115)		26

Net change in surplus for period	61,634		(38,387)		206,324		(12,600)

Surplus, end of period	$1,256,431		1,050,107		1,256,431		1,050,107

Statutory underwriting gain / (loss)	$18,157		(29,718)		19,439		(82,100)

Adjustments under GAAP:
Deferred policy acquisition costs	(4,229)		(5,982)		17,458		19,762
Pension costs	(116)		49		5,606		259
Other, net	(1,841)		(892)		(3,737)		(1,928)
GAAP underwriting gain / (loss)	$11,971		(36,543)		38,766		(64,007)

Note: Some amounts or ratios may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alternative Investments
as of December 31, 2013
(unaudited)

	Inception	Original	Remaining	Current	YTD	DPI(1)	TVPI(2)
Fund	Year	Commitment	Commitment	Market Value	Income	Ratio	Ratio
Real Estate
Silverpeak RE II	2005	20,000,000	2,230,449	8,911,704	1,098,706	0.58	1.01
Silverpeak RE III	2008	15,000,000	7,973,056	2,786,119	(120,499)	0.04	0.43
Total - Real Estate		35,000,000	10,203,505	11,697,823	978,207	0.44	0.86

Mezzanine Financing
Neovara Euro Mezz	2004	9,000,000	-	579,578	118,830	0.98	1.02
GS Mezz V	2007	25,000,000	12,373,976	8,896,239	1,008,613	0.76	1.30
New Canaan V	2012	7,000,000	3,797,454	2,478,190	243,498	0.27	1.04
Centerfield Capital	2012	3,000,000	2,077,118	784,151	5,692	0.08	0.93
Total - Mezz. Financing		44,000,000	18,248,548	12,738,158	1,376,634	0.78	1.16

Distressed Debt
Varde VIII	2006	10,000,000	-	3,678,662	1,197,914	0.93	1.30
Distressed Managers III	2007	15,000,000	2,964,514	7,900,459	1,906,039	0.59	1.18
Total - Distressed Debt		25,000,000	2,964,514	11,579,121	3,103,953	0.73	1.23

Private Equity
Prospector	1997	5,000,000	-	410,408	192	2.79	2.88
Trilantic Capital Partners III	2004	10,000,000	1,443,707	2,440,164	875,538	1.61	1.87
NB Co-Invest	2006	15,000,000	1,513,183	6,987,856	499,976	0.87	1.35
Trilantic Capital Partners IV	2007	11,098,351	1,315,089	9,314,410	2,703,562	0.83	1.69
Trilantic Capital Partners V	2012	7,000,000	5,726,392	1,039,393	(230,481)	0.00	0.82
Total - Private Equity		48,098,351	9,998,371	20,192,231	3,848,787	1.24	1.73

Private Equity, Secondary Market
NB SOF	2005	12,000,000	899,494	4,892,545	446,742	0.88	1.32
Vintage IV	2007	20,000,000	4,102,023	12,706,701	1,399,563	0.66	1.31
NB SOF II	2008	12,000,000	2,737,779	8,019,043	1,349,141	0.73	1.48
Total - Pvt. Eq. Sec. Mkt.		44,000,000	7,739,296	25,618,288	3,195,446	0.74	1.36

Energy/Power Generation
ArcLight I	2002	15,000,000	-	130,814	31,711	1.80	1.81
ArcLight II	2003	15,000,000	2,295,492	1,008,557	(680,652)	1.38	1.44
ArcLight III	2006	15,000,000	2,037,794	6,737,668	2,243,412	0.94	1.36
Quintana Energy	2006	10,000,000	362,821	7,267,538	759,503	0.55	1.30
ArcLight IV	2007	10,000,000	2,287,578	2,216,493	22,456	1.05	1.27
Total - Energy/Power Generation		65,000,000	6,983,685	17,361,070	2,376,430	1.22	1.46

Venture Capital
Venture V	2001	9,600,000	400,000	7,024,636	966,711	0.54	1.30
Total - Venture Capital		9,600,000	400,000	7,024,636	966,711	0.54	1.30

TOTAL - ALTERNATIVE INVESTMENTS		$270,698,351	56,537,918	106,211,328	15,846,168	0.92	1.35

(1) Distributed to paid in ratio
(2) Total value to paid in ratio
Exhibit may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Available-for-Sale Fixed Maturity Securities
December 31, 2013
(unaudited)

($ in millions)	Fair Value	Unrealized Gain (Loss)	Average Credit Quality
AFS Fixed Maturity Portfolio:
U.S. government obligations	$173.4	10.1	AA+
Foreign government obligations	30.6	0.8	AA-
State and municipal obligations	951.6	5.2	AA
Corporate securities	1,734.9	27.0	A
Asset-backed securities (“ABS”)	140.9	0.5	AAA
Mortgage-backed securities (“MBS”)	684.1	(4.0)	AA+
Total AFS fixed maturity portfolio	$3,715.5	39.6	AA-
State and Municipal Obligations:
General obligations	$472.0	2.6	AA+
Special revenue obligations	479.6	2.6	AA
Total state and municipal obligations	$951.6	5.2	AA
Corporate Securities:
Financial	$534.1	11.7	A
Industrials	135.1	3.7	A-
Utilities	146.5	(0.3)	A-
Consumer discretionary	190.6	2.7	A-
Consumer staples	171.9	3.0	A
Healthcare	168.5	3.1	A
Materials	101.2	1.4	A-
Energy	93.7	0.9	A-
Information technology	121.2	(0.6)	A+
Telecommunications services	64.7	1.0	BBB+
Other	7.4	0.4	AA+
Total corporate securities	$1,734.9	27.0	A
ABS:
ABS	$140.4	0.4	AAA
Sub-prime ABS1, 2	0.5	0.1	D
Total ABS	$140.9	0.5	AAA
MBS:
Government guaranteed agency commercial MBS (“CMBS”)	$30.0	0.9	AA+
Other agency CMBS	9.1	(0.3)	AA+
Non-agency CMBS	132.2	(1.5)	AA+
Government guaranteed agency residential MBS (“RMBS”)	55.2	1.4	AA+
Other agency RMBS	411.5	(5.1)	AA+
Non-agency RMBS	41.4	0.6	A-
Alternative-A (“Alt-A”) RMBS	4.7	—	A
Total MBS	$684.1	(4.0)	AA+

1We define sub-prime exposure as exposure to direct and indirect investments in non-agency residential mortgages with average FICO® scores below 650.
2Subprime ABS consists of one security whose issuer is currently expected by rating agencies to default on its obligations.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Held-to-Maturity Fixed Maturity Securities
December 31, 2013
(unaudited)

($ in millions)	Fair Value	Carry Value	Unrecognized Holding Gain	Unrealized Gain (Loss) in Accumulated Other Comprehensive Income	Total Unrealized/ Unrecognized Gain	Average Credit Quality
HTM Fixed Maturity Portfolio:
Foreign government obligations	$5.6	5.4	0.2	0.1	0.3	AA+
State and municipal obligations	369.8	352.2	17.6	4.0	21.6	AA
Corporate securities	30.3	27.8	2.5	(0.3)	2.2	A
ABS	3.4	2.8	0.6	(0.6)	—	AA+
MBS	7.9	4.7	3.2	(0.9)	2.3	AA-
Total HTM portfolio	$417.0	392.9	24.1	2.3	26.4	AA

State and Municipal Obligations:
General obligations	$118.5	113.1	5.4	2.0	7.4	AA
Special revenue obligations	251.3	239.1	12.2	2.0	14.2	AA
Total state and municipal obligations	$369.8	352.2	17.6	4.0	21.6	AA

Corporate Securities:
Financial	$7.3	6.8	0.5	(0.1)	0.4	BBB+
Industrials	7.8	6.8	1.0	(0.2)	0.8	A+
Utilities	13.2	12.2	1.0	—	1.0	A+
Consumer discretionary	2.0	2.0	—	—	—	AA
Total corporate securities	$30.3	27.8	2.5	(0.3)	2.2	A

ABS:
ABS	$0.9	0.9	—	—	—	A
Alt-A ABS	2.5	1.9	0.6	(0.6)	—	AAA
Total ABS	$3.4	2.8	0.6	(0.6)	—	AA+

MBS:
Non-agency CMBS	$7.9	4.7	3.2	(0.9)	2.3	AA-
Total MBS	$7.9	4.7	3.2	(0.9)	2.3	AA-